(h)(4)(ii)

April 18, 2016

Attention: President

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Dear Sir or Madam:

Pursuant to the Transfer Agency Services Agreement, dated February 25, 2009, as amended, between the Funds (as defined in the Agreement) and BNY Mellon Investment Servicing (US) Inc., formerly, PNC Global Investment Servicing (U.S.) Inc., as amended (the “Agreement”), we hereby notify you of the changes on the Amended Exhibit A of the Agreement.  This Amended Exhibit A supersedes the previous Amended Exhibit A, dated February 9, 2015.

The Amended Exhibit A has also been updated: 1) to reflect the recent name changes for Voya Growth Opportunities Fund to Voya Large-Cap Growth Fund, Voya Retirement Solution 2020 Fund to Voya Target Retirement 2020 Fund, Voya Retirement Solution 2025 Fund to Voya Target Retirement 2025 Fund, Voya Retirement Solution 2030 Fund to Voya Target Retirement 2030 Fund, Voya Retirement Solution 2035 Fund to Voya Target Retirement 2035 Fund, Voya Retirement Solution 2040 Fund to Voya Target Retirement 2040 Fund, Voya Retirement Solution 2045 Fund to Voya Target Retirement 2045 Fund, Voya Retirement Solution 2050 Fund to Voya Target Retirement 2050 Fund, Voya Retirement Solution 2055 Fund to Voya Target Retirement 2055 Fund, Voya Retirement Solution 2060 Fund to Voya Target Retirement 2060 Fund, and Voya Retirement Solution Income Fund to Voya In-Retirement Fund; and 2) to reflect the removal of Voya Aggregate Bond Portfolio, Voya Global Natural Resources Fund, Voya Global Resources Portfolio, Voya Index Solution 2015 Portfolio, Voya International Value Portfolio, Voya Solution 2015 Portfolio, VY® DFA World Equity Portfolio, VY® Franklin Income Portfolio, and VY® Franklin Templeton Founding Strategy Portfolio, because these series recently merged away or liquidated.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.

Very sincerely,

		By:	/s/ Todd Modic
		Name:	Todd Modic
		Title:	Senior Vice President
Voya Equity Trust
Voya Investors Trust
Voya Mutual Funds
Voya Partners Inc.
Voya Separate Portfolios Trust
Voya Variable Products Trust

ACCEPTED AND AGREED TO:
BNY Mellon Investment Servicing (US) Inc.

By:	/s/ Peter G. Rigopoulos

Name:	Peter G. Rigopoulos

Title:	Director — Relationship Exec.	, Duly Authorized

2

AMENDED EXHIBIT A

(Dated: April 18, 2016)

THIS EXHIBIT A is Exhibit A to that certain Transfer Agency Services Agreement, dated as of February 25, 2009, between BNY Mellon Investment Servicing (US) Inc., formerly, PNC Global Investment Servicing (U.S.) Inc. and the Fund (the “Agreement”).  For all purposes under the Agreement, the terms Fund and Portfolio shall refer to the following, respectively:

Voya Equity Trust
Voya Large-Cap Growth Fund
Voya Large Cap Value Fund
Voya MidCap Opportunities Fund
Voya Multi-Manager Mid Cap Value Fund
Voya Real Estate Fund
Voya SmallCap Opportunities Fund

Voya Funds Trust
Voya Floating Rate Fund
Voya GNMA Income Fund
Voya High Yield Bond Fund
Voya Intermediate Bond Fund
Voya Short Term Bond Fund
Voya Strategic Income Opportunities Fund

Voya Investors Trust
Voya Global Perspectives® Portfolio
Voya Large Cap Growth Portfolio
Voya Large Cap Value Portfolio
Voya Limited Maturity Bond Portfolio
Voya Liquid Assets Portfolio
Voya Multi-Manager Large Cap Core Portfolio
Voya High Yield Portfolio
Voya Retirement Conservative Portfolio
Voya Retirement Growth Portfolio
Voya Retirement Moderate Growth Portfolio
Voya Retirement Moderate Portfolio
Voya U.S. Stock Index Portfolio
VY® BlackRock Inflation Protected Bond Portfolio
VY® Clarion Global Real Estate Portfolio
VY® Clarion Real Estate Portfolio
VY® FMR® Diversified Mid Cap Portfolio
VY® Franklin Income Portfolio
VY® Invesco Growth and Income Portfolio
VY® JPMorgan Emerging Markets Equity Portfolio
VY® JPMorgan Small Cap Core Equity Portfolio
VY® Morgan Stanley Global Franchise Portfolio
VY® T. Rowe Price Capital Appreciation Portfolio
VY® T. Rowe Price Equity Income Portfolio
VY® T. Rowe Price International Stock Portfolio
VY® Templeton Global Growth Portfolio

Voya Mutual Funds
Voya Diversified Emerging Markets Debt Fund
Voya Diversified International Fund
Voya Emerging Markets Equity Dividend Fund
Voya Global Bond Fund
Voya Global Equity Dividend Fund
Voya Global Perspectives® Fund
Voya Global Real Estate Fund
Voya Global Value Advantage Fund
Voya International Core Fund
Voya International Real Estate Fund
Voya Multi-Manager Emerging Markets Equity Fund
Voya Multi-Manager International Equity Fund
Voya Multi-Manager International Small Cap Fund
Voya Russia Fund

Voya Partners, Inc.
Voya Global Bond Portfolio
Voya Index Solution 2020 Portfolio
Voya Index Solution 2025 Portfolio
Voya Index Solution 2030 Portfolio
Voya Index Solution 2035 Portfolio
Voya Index Solution 2040 Portfolio
Voya Index Solution 2045 Portfolio
Voya Index Solution 2050 Portfolio
Voya Index Solution 2055 Portfolio
Voya Index Solution 2060 Portfolio
Voya Index Solution Income Portfolio
Voya Solution 2020 Portfolio
Voya Solution 2025 Portfolio
Voya Solution 2030 Portfolio
Voya Solution 2035 Portfolio
Voya Solution 2040 Portfolio
Voya Solution 2045 Portfolio
Voya Solution 2050 Portfolio
Voya Solution 2055 Portfolio
Voya Solution 2060 Portfolio
Voya Solution Aggressive Portfolio
Voya Solution Moderately Aggressive Portfolio
Voya Solution Conservative Portfolio
Voya Solution Balanced Portfolio
Voya Solution Income Portfolio
Voya Solution Moderately Conservative Portfolio
VY® American Century Small-Mid Cap Value Portfolio
VY® Baron Growth Portfolio
VY® Columbia Small Cap Value II Portfolio
VY® Columbia Contrarian Core Portfolio
VY® Fidelity® VIP Contrafund® Portfolio
VY® Fidelity® VIP Equity-Income Portfolio
VY® Fidelity® VIP Mid Cap Portfolio

VY® Invesco Comstock Portfolio
VY® Invesco Equity and Income Portfolio
VY® JPMorgan Mid Cap Value Portfolio
VY® Oppenheimer Global Portfolio
VY® Pioneer High Yield Portfolio
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
VY® T. Rowe Price Growth Equity Portfolio
VY® Templeton Foreign Equity Portfolio

Voya Prime Rate Trust

Voya Senior Income Fund

Voya Separate Portfolios Trust
Voya Emerging Markets Corporate Debt Fund
Voya Emerging Markets Hard Currency Debt Fund
Voya Emerging Markets Local Currency Debt Fund
Voya Investment Grade Credit Fund
Voya Target Retirement 2020 Fund
Voya Target Retirement 2025 Fund
Voya Target Retirement 2030 Fund
Voya Target Retirement 2035 Fund
Voya Target Retirement 2040 Fund
Voya Target Retirement 2045 Fund
Voya Target Retirement 2050 Fund
Voya Target Retirement 2055 Fund
Voya Target Retirement 2060 Fund
Voya In-Retirement Fund
Voya Securitized Credit Fund

Voya Variable Insurance Trust
VY® Goldman Sachs Bond Portfolio

Voya Variable Products Trust
Voya MidCap Opportunities Portfolio
Voya SmallCap Opportunities Portfolio